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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):              March 14, 1995


                           FOOD 4 LESS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)




                     CALIFORNIA                                      33-59212                                     95-4407768
            (State or other jurisdiction                     (Commission File Number)                          (I.R.S. Employer
                  of incorporation)                                                                         Identification Number)




             777 South Harbor Boulevard                                                                              90631
                La Habra, California                                                                              (Zip Code)
      (Address of principal executive offices)



                                 (714) 738-2000
                        (Registrant's telephone number,
                              including area code)



                                 Not Applicable
                         (Former name or former address
                         if changed since last report)


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Item 8.  Change in Fiscal Year



         On March 14, 1995, Food 4 Less Holdings, Inc. ("Holdings") determined to change its fiscal year end from the 52 or 53-week period which ends on the last Saturday in June to the 52 or 53-week period which ends on the Sunday closest to January 31. As a result, Holdings intends to file with the Commission a report on Form 10-K for the transition period covering the 31 weeks ended January 29, 1995.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 14, 1995                 FOOD 4 LESS HOLDINGS, INC.



                                       /s/ MARK A. RESNIK
                                       --------------------------------------
                                       Mark A. Resnik
                                       Vice President and Secretary





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